Filed pursuant to Rule 497(e)
File Nos. 811-22310; 333-182274

ETF Managers Trust

Supplement dated
March 31, 2017

to the

PureFunds® ISE Cyber Security™ ETF (HACK)
BlueStar™ TA-BIGITech® Israel Technology ETF (ITEQ)
Tierra XP Latin America Real Estate ETF (LARE)
(each a “Fund” and collectively, the “Funds”)

Summary Prospectuses
each dated January 31, 2017

Effective April 1, 2017, Timothy J. Collins, Senior Portfolio Manager of ETF Managers Group, LLC, investment adviser to the Funds (the “Adviser”), and Travis E. Trampe, Portfolio Manager of the Adviser, serve as the Funds’ portfolio managers. Also effective April 1, 2017, the Adviser is responsible for the day-to-day management of each Fund, and each Fund no longer employs the services of a sub-adviser. Consequently, all references in the Summary Prospectus to a sub-adviser for the Funds or any portfolio managers affiliated with a sub-adviser for the Funds should be disregarded in their entirety.

Please retain this Supplement with your Summary Prospectus for future reference.

ETF Managers Trust

Supplement
March 31, 2017

to the

PureFunds® ISE Cyber Security™ ETF (HACK)
BlueStar™ TA-BIGITech® Israel Technology ETF (ITEQ)
Tierra XP Latin America Real Estate ETF (LARE)
 (each a “Fund” and collectively, the “Funds”)

Prospectuses and Statements of Additional Information (“SAI”)
each dated January 31, 2017

Effective April 1, 2017, Timothy J. Collins, Senior Portfolio Manager of ETF Managers Group, LLC, investment adviser to the Funds (the “Adviser”), and Travis E. Trampe, Portfolio Manager of the Adviser, serve as the Funds’ portfolio managers. Also effective April 1, 2017, the Adviser is responsible for the day-to-day management of the Funds, and the Funds no longer employ the services of a sub-adviser. Consequently, all references in the Prospectus and SAI to a sub-adviser for the Funds or any portfolio managers affiliated with a sub-adviser for the Funds should be disregarded in their entirety.

References to the Funds’ sub-adviser in the “Additional Investment Objectives and Strategies” and “Additional Risk Information” sections on pages 37–43 of the PureFunds ISE Cyber Security ETF (“HACK”) Prospectus, pages 6–10 of the BlueStar TA-BIGITech Israel Technology ETF (“ITEQ”) Prospectus, and pages 7–13 of the Tierra XP Latin America Real Estate ETF (“LARE”) Prospectus are revised to refer to the Adviser.

The fifth through eighth paragraphs of the “Portfolio Managers” section on pages 45–46 of the HACK Prospectus are deleted in their entirety, and the second paragraph of such section is revised to read as follows:

The Funds are managed by Timothy J. Collins, Senior Portfolio Manager of the Adviser, and Travis E. Trampe, Portfolio Manager of the Adviser.

The second through fourth paragraphs of the “Portfolio Managers” section on page 12 of the ITEQ Prospectus and page 14 of the LARE Prospectus are deleted and replaced with the following:

Mr. Timothy Collins has over 25 years of experience in financial services, having spent more than 15 years establishing trading operations and investment firms in both the United States and Europe. Prior to joining the Adviser in 2016, he spent 11 years as a founding partner and Managing Director of Fairfield Advisors, LLC, an investment management firm, where he developed sophisticated trading strategies with an emphasis on ETFs and commodities. Mr. Collins has established market making operations for European based ETF products for both Goldman Sachs & Spear Leeds Kellogg in London, and he was responsible for primary market making activity in a large number of indexed products, including ETFs, equity baskets, futures contracts, swap agreements and other derivative instruments. Prior to founding Fairfield Advisors, Mr. Collins was head trader for Intermarket Management, Inc., where he was responsible for index arbitrage in the Commodity Research Bureau (CRB) Commodity Index and the U.S. Dollar Index. In this role, he worked on behalf of several U.S. pension funds and corporations. Mr. Collins received a Masters of Business Administration from the Stern School of Business at New York University with a dual major in Finance and International Business. He also has a Bachelor of Science degree in Finance from Fairfield University.

Mr. Travis Trampe has over 15 years of investment management experience specializing in portfolio management of index funds and ETFs. Prior to joining the Adviser in 2016 and beginning in 2013, he was an independent consultant to ETF firms with respect to their portfolio management operations. Mr. Trampe was previously a portfolio manager with Deutsche Bank during 2013 and from 2011 to 2012 was a Senior Portfolio Manager at Scotttrade-Focusshares. Prior to joining Scottrade-Focusshares, Mr. Trampe was a portfolio manager for Invesco Powershares, a quantitative analyst for Quantitative Services Group, and an analyst for Principal Global Investors and Principal Financial Group. Mr. Trampe has a Bachelor of Science degree in Business Administration with an emphasis on Finance from Nebraska Wesleyan University.

The section entitled “The Portfolio Managers—Cyber Security ETF” on page 26 of the HACK SAI is deleted in its entirety, and the section entitled “The Portfolio Managers” on page 26 of the HACK SAI is revised to add “Cyber Security ETF” to the list of funds in the second, third, and fifth paragraphs

The section entitled “The Portfolio Managers” on page 24 of the ITEQ SAI and pages 25–26 of the LARE SAI is deleted and replaced with the following:

THE PORTFOLIO MANAGERS

This section includes information about the Fund’s portfolio managers, including information about other accounts they manage, the dollar range of Shares they own and how they are compensated.

Portfolio Manager Compensation
Messrs. Collins and Trampe are the portfolio managers of the Fund.  Their portfolio management compensation includes a salary and discretionary bonus based on the profitability of the Adviser. No compensation is directly related to the performance of the underlying assets.

Portfolio Manager Fund Ownership
As of December 31, 2016, Messrs. Collins and Trampe did not own Shares of the Fund.

Other Accounts
Mr. Trampe did not manage any other accounts for the Adviser as of December 31, 2016. Mr. Collins managed the following other accounts for the Adviser as of December 31, 2016.

Type of Accounts	Total Number of Accounts	Total Assets of Accounts (millions)	Total Number of Accounts with Performance Based Fees	Total Assets of Accounts with Performance Based Fees (millions)
Registered Investment Companies	4	$55.3	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Conflicts of Interest. The portfolio managers’ management of “other accounts” is not expected to give rise to potential conflicts of interest in connection with his management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objectives as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby a portfolio manager could favor one account over another. Another potential conflict could include a portfolio manager’s knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts the Adviser manages are fairly and equitably allocated.

Please retain this Supplement with your Prospectus and SAI for future reference.